ACQUISITIONS	9 Months Ended
Sep. 30, 2016
Business Combinations [Abstract]
ACQUISITIONS
ACQUISITIONS

In May 2016, we acquired from Golar interests in Tundra Corp, the disponent owner and operator of the Golar Tundra. In January 2015, we acquired from Golar the equity interest in the subsidiaries which own and operate the Golar Eskimo.

Our board of directors (the “Board”) and the Conflicts Committee of the Board (the “Conflicts Committee”) approved the purchase price for each transaction. The Conflicts Committee retained a financial advisor to assist the evaluation of each transaction. The details of the transactions are as follows:

Golar Tundra

On May 23, 2016, we acquired from Golar, Tundra Corp, the disponent owner and operator of the Golar Tundra, for a purchase price of $330.0 million less the assumed net lease obligations and net of working capital adjustments. Concurrent with the closing of the Tundra Acquisition, we entered into the Tundra Letter Agreement, pursuant to which Golar agreed pay us a daily fee plus operating expenses, from the closing date until the date that operations commence under the vessel’s charter with WAGL. In return we agreed to pay to Golar any hire or other contract-related payments actually received with respect to the vessel. The Tundra Letter Agreement also provides that in the event the Golar Tundra has not commenced service under the charter by May 23, 2017, we have the option to require Golar to repurchase Tundra Corp at a price equal to the original purchase price.
The Golar Tundra is subject to a time charter with WAGL for an initial term of five years, which may be extended for an additional five years at WAGL’s option. WAGL is a joint venture of the Nigerian National Petroleum Corporation and Sahara Energy Resource Ltd that is developing an LNG import project at the port of Tema on the coast of Ghana (the “Ghana LNG Project”).
The Golar Tundra was expected to commence operations in order to serve the Ghana LNG Project in the second quarter of 2016. The Golar Tundra arrived in Ghana at the end of May 2016 and tendered its notice of readiness (“NOR”) in mid June 2016, with payments beginning to accrue under the charter 30 days thereafter. However, as of December 19, 2016, WAGL had not accepted the Golar Tundra due to delays in the Ghana LNG Project. As these delays have continued for 120 days after NOR, under the terms of the charter the Golar Tundra was deemed accepted by WAGL in October 2016. On October 19, 2016, WAGL received Parliamentary approval for the Ghana LNG Project from the Government of Ghana, the lack of which had been the major impediment to the progress of the Ghana LNG Project, however, at this time, we are unable to predict when or if the Golar Tundra will commence operations under its time charter with WAGL.
Tundra Corp has commenced arbitration proceedings against WAGL in the United Kingdom in order to collect amounts due under the charter. Golar and WAGL continue to engage in dialogue, and on November 29, 2016, the first payment from WAGL for amounts due under the charter was received by Tundra Corp, for the benefit of Golar pursuant to the Tundra Letter Agreement.

Golar Eskimo

On January 20, 2015, we acquired Golar’s 100% interest in the companies that own and operate the FSRU Golar Eskimo pursuant to a Purchase, Sale and Contribution Agreement that we entered into on December 22, 2014. The purchase consideration was $388.8 million less the assumed bank debt of $162.8 million. The purchase price of the acquisition has been allocated to the identifiable assets acquired. The allocation of the purchase price to acquired identifiable assets was based on their fair values at the date of acquisition.

Final
Golar Eskimo
(in thousands of $)	January 20, 2015
Purchase consideration (1)	226,010
Less: Fair value of net assets (liabilities) acquired:
Vessel and equipment	292,872
Intangible asset	95,520
Long-term debt	(162,830)
Cash	298
Others	150
Subtotal	226,010
Excess of the consideration transferred and fair value of net assets acquired	—
(1) The purchase consideration comprised of the following:

(in thousands of $)	Golar Eskimo
Loan from Golar	220,000
Cash consideration paid to Golar	7,170
Purchase price adjustments	(1,160)
Total	226,010

Revenue and profit contributions

In connection with the Golar Eskimo acquisition, we entered into an agreement with Golar pursuant to which Golar agreed to pay us an aggregate amount of $22.0 million starting in January 2015 and ending in June 2015 for the right to use the Golar Eskimo during that period. The Golar Eskimo contributed revenues of $14.3 million and $36.2 million and net income of $10.8 million and $23.2 million to the financial results for the period from July 1, 2015 to September 30, 2015 and January 20, 2015 to September 30, 2015.

The table below shows our summarized consolidated pro forma financial information for the three and nine months ended September 30, 2015, giving effect to our acquisition of the Golar Eskimo as if it had taken place on January 1, 2015.

(in thousands of $, except per unit data)	Three months ended September 30, 2015	Nine months ended September 30, 2015
Revenues	114,133	320,580
Net income	35,225	113,448